Summary Prospectus
June 1, 2017
(As amended October 12, 2017)
Columbia Income Builder Fund

Class	Ticker Symbol
Class A Shares	RBBAX
Class B Shares*	RBBBX
Class C Shares	RBBCX
Class K Shares	CIPRX
Class R Shares	CBURX
Class R4 Shares	CNMRX
Class R5 Shares	CKKRX
Class T Shares**	CINDX
Class Y Shares	CIBYX
Class Z Shares	CBUZX
* As of August 4, 2017, all Class B shares of the Fund were redeemed or automatically converted to Class A shares and Class B shares are no longer offered for sale.
** Prior to March 27, 2017, Class T shares were known as Class W shares.
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://www.columbiathreadneedleus.com/resources/literature. You can also get this information at no cost by calling 800.345.6611 or by sending an email to serviceinquiries@columbiathreadneedle.com. This Summary Prospectus incorporates by reference the Fund’s prospectus, dated June 1, 2017, and current Statement of Additional Information.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Columbia Income Builder Fund (the Fund) seeks to provide shareholders with a high level of current income and growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The front-end sales charge applicable to Class T shares is a per-transaction charge, meaning that separate orders will not be aggregated for purposes of calculating the rate of the sales charge payable. An investor transacting in a class of Fund shares without any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution may be required to pay a commission to the financial intermediary for effecting such transactions. Such commission rates are set by the financial intermediary and are not reflected in the tables or the example below. You may qualify for sales charge discounts if you and members of your immediate family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. (the Distributor). More information about these and other discounts is available from your financial intermediary, and can be found in the Choosing a Share Class section beginning on page 26 of the Fund’s prospectus and in Appendix S to the Statement of Additional Information (SAI) under Sales Charge Waivers beginning on page S-1.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class T	Classes K, R, R4, R5, Y and Z
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.75%	None	None	2.50%	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00% (a)	None (b)	1.00% (c)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class K	Class R	Class R4	Class R5	Class T	Class Y	Class Z
Management fees	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.00%	0.00%	0.25%	0.00%	0.00%
Other expenses(d)	0.12%	0.12%	0.12%	0.35%	0.12%	0.12%	0.10%	0.12%	0.06%	0.12%
Acquired fund fees and expenses	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%
Total annual Fund operating expenses(e)	1.01%	1.76%	1.76%	0.99%	1.26%	0.76%	0.74%	1.01%	0.70%	0.76%
(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	The Fund does not accept new investments in Class B shares, except for certain limited transactions. Class B shares were originally subject to a contingent deferred sales charge (CDSC). However, the Fund’s current Class B investors have all held their shares for the requisite time period and are no longer subject to a CDSC upon redemption of their shares.
(c)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
(d)	Other expenses have been restated to reflect current transfer agency fees paid by the Fund and other expenses for Class Y shares are based on estimated amounts for the Fund’s current fiscal year.
(e)	“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than “Total Net Expenses” shown in the Financial Highlights section of this prospectus because “Total Net Expenses” do not include acquired fund fees and expenses.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
1	Columbia Income Builder Fund

Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:
	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$573	$781	$1,006	$1,653
Class B (whether or not shares are redeemed)	$179	$554	$ 954	$1,875
Class C (assuming redemption of all shares at the end of the period)	$279	$554	$ 954	$2,073
Class C (assuming no redemption of shares)	$179	$554	$ 954	$2,073
Class K (whether or not shares are redeemed)	$101	$315	$ 547	$1,213
Class R (whether or not shares are redeemed)	$128	$400	$ 692	$1,523
Class R4 (whether or not shares are redeemed)	$ 78	$243	$ 422	$ 942
Class R5 (whether or not shares are redeemed)	$ 76	$237	$ 411	$ 918
Class T (whether or not shares are redeemed)	$350	$564	$ 794	$1,455
Class Y (whether or not shares are redeemed)	$ 72	$224	$ 390	$ 871
Class Z (whether or not shares are redeemed)	$ 78	$243	$ 422	$ 942
Portfolio Turnover
The Fund and underlying funds pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). The Fund will indirectly bear the expenses associated with portfolio turnover of the underlying funds. A high portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.
Principal Investment Strategies
The Fund is a “fund-of-funds” and seeks to achieve its objective by investing in a combination of underlying funds, including mutual funds and exchange-traded funds (ETFs), representing different asset classes, potentially including an allocation to alternative investment strategies. Under normal market conditions, the Fund intends to invest in each asset class within the following target asset allocation ranges:
Table 1 — Asset Class (Target Allocation Range – Under Normal Market Conditions)*
Equity	0–35%
Fixed Income	55–100%
Cash	0–15%
Alternative Investment Strategy	0–20%
*	Market appreciation or depreciation may cause the Fund to be temporarily outside the ranges identified in the table. The Investment Manager may modify the target allocation ranges only upon approval of the Fund’s Board of Trustees.
Columbia Management Investment Advisers, LLC (the Investment Manager), allocates the Fund’s assets within and across different asset classes through investments in underlying funds, potentially including an allocation to alternative investment strategy funds, in an effort to achieve the Fund’s investment objective of providing a high level of current income and growth of capital. Typically, asset allocation changes will be made monthly to refine the Fund’s positioning, but may be made more or less frequently depending upon then-current allocations.
In pursuit of the Fund’s investment objective, the Investment Manager chooses investments by:
■	Evaluating the Fund’s total exposure to sectors, industries, issuers and securities relative to the Fund’s indices;
■	Analyzing factors such as credit quality, interest rate outlook and price; and
■	Targeting certain underlying funds that invest in lower-quality (junk) bonds and foreign investments as attractive opportunities arise.
The Investment Manager relies on various qualitative and quantitative inputs to tactically allocate the Fund’s assets across the different asset classes and investment categories.
Investment Category Allocation. Within the equity and fixed income asset classes, the Investment Manager establishes allocations for the Fund, seeking to achieve the Fund’s investment objective by investing in defined investment categories. Fixed income investment categories include underlying funds that invest in: treasury inflation protected securities, mortgage- and asset-backed securities, core plus (primarily domestic investment grade bonds), high yield bonds, high yield loans, international bonds and emerging market bonds. The Investment Manager also may allocate assets to money market (cash) or alternative investment strategies. Equity investment categories include underlying funds that invest in: U.S. large cap, mid cap and small cap equities (including growth, value and core/blend styles), international equities (including emerging market securities) and real estate securities. The target
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allocation range constraints set forth in Table 1 are intended to promote diversification within asset classes, and the Investment Manager takes into account factors such as style, sector, market capitalization, geographic location, credit quality, interest rate outlook, and yield potential. Proposed allocation shifts are reviewed and approved by the Investment Manager as part of its qualitative review.
Principal Risks
An investment in the Fund involves risks, including specific risks relating to the investment in the Fund based on its investment process and its "fund-of-funds" structure, as well as specific risks related to the underlying funds in which it invests, including among others, those described below. More information about the underlying funds, including their principal risks, is available in their prospectuses, which are incorporated by reference into this prospectus. This prospectus is not an offer for any of the underlying funds. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Allocation Risk. Because the Fund uses an asset allocation strategy in pursuit of its investment objective, there is a risk that the Fund's allocation among asset classes, investments, managers, strategies and/or investment styles will cause the Fund's shares to lose value or cause the Fund to underperform other funds with similar investment objectives and/or strategies, or that the investments themselves will not produce the returns expected.
Alternative Strategies Investment Risk. An investment in alternative investment strategies (Alternative Strategies), whether through direct investment or through one or more underlying funds that use Alternative Strategies, involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money. Some Alternative Strategies may be considered speculative.
Changing Distribution Level Risk. The Fund will normally receive income which may include interest, dividends and/or capital gains, depending upon its investments. The amount of the distributions the Fund pays will vary and generally depends on the amount of income the Fund earns (less expenses) on the securities it holds, and capital gains or losses it recognizes. A decline in the Fund’s income or net capital gains from its investments will reduce its distribution level.
Credit Risk. Credit risk is the risk that the value of debt instruments may decline if the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Rating agencies assign credit ratings to certain fixed-income securities to indicate their credit risk. Lower quality or unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities. Non-investment grade fixed-income instruments (commonly called “high-yield” or “junk”) may be subject to greater price fluctuations and are more likely to experience a default than investment grade fixed-income instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated securities, or if the ratings of securities held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual.
Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.
Exchange-Traded Fund (ETF) Risk. ETFs are subject to, among other risks, tracking risk and passive and, in some cases, active investment risk. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF.
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Foreign Securities Risk. Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations, war and terrorism), occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency's strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Fund-of-Funds Risk. Determinations regarding asset classes or underlying funds and the Fund’s allocations thereto may not successfully achieve the Fund’s investment objective, in whole or in part. The ability of the Fund to realize its investment objective will depend, in large part, on the extent to which the underlying funds realize their investment objective. There is no guarantee that the underlying funds will achieve their respective investment objectives. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. Therefore, to the extent that the Fund invests significantly in a particular underlying fund, the Fund’s performance would be significantly impacted by the performance of such underlying fund. Generally, by investing in a combination of underlying funds, the Fund has exposure to the risks of many areas of the market. By concentrating its investments in relatively few underlying funds, the Fund may have more concentrated market exposures, subjecting the Fund to greater risk of loss should those markets decline or fail to rise. The performance of underlying funds could be adversely affected if other entities that invest in the same underlying funds make relatively large investments or redemptions in such underlying funds. The Fund, and its shareholders, indirectly bear a portion of the expenses of any funds in which the Fund invests. Because the expenses and costs of each underlying fund are shared by its investors, redemptions by other investors in an underlying fund could result in decreased economies of scale and increased operating expenses for such fund. The Investment Manager may have potential conflicts of interest in selecting affiliated funds over unaffiliated funds for investment by the Fund, and may also face potential conflicts of interest in selecting affiliated funds, because the fees the Investment Manager receives from some underlying funds may be higher than the fees paid by other underlying funds. Also, to the extent that the Fund is constrained/restricted from investing (or investing further) in a particular underlying fund for one or more reasons (e.g., underlying fund capacity constraints or regulatory restrictions) or if the Fund chooses to sell its investment in an underlying fund because of poor investment performance or for other reasons, the Fund may have to invest in another underlying fund(s), including less desirable funds – from a strategy or investment performance standpoint – which could have a negative impact on Fund performance. In addition, Fund performance could be negatively impacted if an appropriate alternate underlying fund(s) does not present itself in a timely manner or at all.
High-Yield Investments Risk. Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called “high-yield” or “junk” bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates (which are currently near historic lows) rise, the values of fixed-income instruments tend to fall, and if interest rates fall, the values of fixed-income instruments tend to rise. Changes in the value of a fixed-income instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of the Fund's shares. In general, the longer the maturity or duration of a fixed-income instrument, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Similarly, a period of rising interest rates may negatively impact the Fund’s performance. Actions by governments and central banking authorities can result in increases in interest rates. Such actions may negatively affect the value of fixed-income instruments held by the Fund, resulting in a negative impact on the Fund's performance and NAV. Debt instruments with floating coupon rates are typically less sensitive to interest rate changes, but these debt instruments may decline in value if their coupon rates do not rise as much as, or keep pace with, yields on such types of debt instruments. Because rates on certain floating rate loans and other debt instruments reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause fluctuations in the Fund’s NAV. Any interest rate increases could cause
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the value of the Fund’s investments in fixed-income instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors. The market capitalization of an issuer may also impact its risk profile. Investments in larger, more established companies may involve certain risks associated with their larger size. For instance, larger, more established companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to attain the high growth rates of successful smaller companies, especially during extended periods of economic expansion.
Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or long periods.
Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their NAV while others seek to preserve the value of investments at a stable NAV (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Investment Manager would otherwise redeem shares. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a Money Market Fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from its investments in derivatives. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a bond or other security or investment might, in the case of prepayment risk, be called or otherwise converted, prepaid or redeemed before maturity and, in the case of extension risk, that the investment might not be called as expected. In the case of prepayment risk, if the investment is converted, prepaid or redeemed before maturity, the portfolio managers may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. In the case of mortgage- or asset-backed securities, as interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund’s investments are locked in at a lower interest rate for a longer period of time, the portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads.
Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.
5	Columbia Income Builder Fund

Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. Class Y shares of the Fund commenced operations after the periods ended shown in the table below and, therefore, performance information is not yet available. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charges were reflected, returns shown would be lower. The table below the bar chart compares the Fund’s returns (after applicable sales charges shown in the Shareholder Fees table in this prospectus) for the periods shown with a blended benchmark that is intended to provide a measure of the Fund's performance given its investment strategies, as well as three other measures of performance for markets in which the Fund may invest. Prior to March 27, 2017, Class T shares were known as Class W shares and there was no sales charge on Class W shares. Beginning March 27, 2017, the maximum applicable sales charge attributable to Class T shares is 2.50% per transaction. The Fund’s Class T share returns (after applicable sales charges) have been adjusted to reflect the current maximum applicable sales charge of 2.50%.
The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class A shares (without applicable sales charges and adjusted to reflect the higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Any share class,such as Class Y shares, that does not have available performance would have annual returns substantially similar to those of Class A shares. Except for differences in annual returns resulting from differences in expenses and sales charges (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The after-tax returns shown in the Average Annual Total Returns table below are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class A shares and will vary for other share classes.
The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800.345.6611 or visiting columbiathreadneedle.com/us.
Year by Year Total Return (%) as of December 31 Each Year*	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	3rd Quarter 2009	9.74%
	Worst	4th Quarter 2008	-8.86%
*	Year to Date return as of March 31, 2017: 2.12%
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Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2016)
	Share Class Inception Date	1 Year	5 Years	10 Years
Class A	02/16/2006
returns before taxes		4.38%	4.91%	4.71%
returns after taxes on distributions		3.09%	3.50%	3.28%
returns after taxes on distributions and sale of Fund shares		2.64%	3.32%	3.15%
Class B returns before taxes	02/16/2006	8.68%	5.14%	4.43%
Class C returns before taxes	02/16/2006	7.69%	5.14%	4.43%
Class K returns before taxes	02/16/2006	9.74%	6.04%	5.41%
Class R returns before taxes	09/27/2010	9.22%	5.67%	5.03%
Class R4 returns before taxes	11/08/2012	9.79%	6.16%	5.32%
Class R5 returns before taxes	11/08/2012	9.84%	6.22%	5.35%
Class T returns before taxes	06/25/2014	6.81%	5.40%	4.94%
Class Z returns before taxes	09/27/2010	9.81%	6.21%	5.39%
Blended Benchmark (consisting of 65% Bloomberg Barclays U.S. Aggregate Bond Index, 25% Russell 3000 Value Index and 10% Citi Three-Month U.S. Treasury Bill Index) (reflects no deductions for fees, expenses, or taxes)		6.30%	5.16%	4.61%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)		2.65%	2.23%	4.34%
Russell 3000 Value Index (reflects no deductions for fees, expenses or taxes)		18.40%	14.81%	5.76%
Citi Three-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)		0.27%	0.09%	0.73%

Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC
Portfolio Manager	Title	Role with Fund	Managed Fund Since
Colin Lundgren, CFA	Managing Director and Deputy Global Head of Fixed Income	Lead Manager	2006
Gene Tannuzzo, CFA	Senior Portfolio Manager	Co-manager	2010
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day by contacting the Fund in the ways described below:
Online	Regular Mail	Express Mail	By Telephone
investor.columbiathreadneedle.com/us	Columbia Funds, c/o Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081	Columbia Funds, c/o Columbia Management Investment Services Corp. 30 Dan Road, Suite 8081 Canton, MA 02021-2809	800.422.3737
You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. If you maintain your account with a broker-dealer or other financial intermediary, you must contact that financial intermediary to buy, sell or exchange shares of the Fund through your account with the intermediary.
The minimum initial investment amounts for the share classes offered by the Fund are shown below:
Minimum Initial Investment
Class	Category of eligible account	For accounts other than systematic investment plan accounts	For systematic investment plan accounts
Classes A, B(a), C & T(b)	All accounts other than IRAs	$2,000	$100
	IRAs	$1,000	$100
Classes K(c), R & R5	All eligible accounts	None	N/A
7	Columbia Income Builder Fund

Class	Category of eligible account	For accounts other than systematic investment plan accounts	For systematic investment plan accounts
Classes R4 & Z	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor	$100
Class Y	All eligible accounts	$0, $1,000, $2,000 or $1 million depending upon the category of eligible investor	$100 (for certain eligible investors)

(a)	Class B shares are generally closed to new and existing shareholders.
(b)	Class T shares must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
(c)	Class K shares are generally closed to new investors.
There is no minimum additional investment for any share class.
Tax Information
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. The use of a fund-of-funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies — including Columbia Management Investment Advisers, LLC (the Investment Manager), Columbia Management Investment Distributors, Inc. (the Distributor) and Columbia Management Investment Services Corp. (the Transfer Agent) — may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
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